Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS CASH MANAGEMENT

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,

Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Copy to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on May 30, 2008 pursuant to Rule 488.

An indefinite number of Registrant’s shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS CASH MANAGEMENT

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

PART A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Agreement and Plan of Reorganization
Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Joint Meeting of Shareholders; Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable
PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page
Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant, dated June 1, 2007(1)
Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Premier Manager Funds I, dated August 1, 2007(2)
Item 14.	Financial Statements	Annual Report of Registrant, dated January 31, 2008(3); Annual Report of Dreyfus Institutional Prime Money Market Fund, a series of Dreyfus Premier Manager Funds I, dated March 31, 2007(4)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

_______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, filed May 29, 2007 (File No. 2-94930).
(2)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Dreyfus Premier Manager Funds I, filed July 27, 2007 (File No. 333-106576).
(3)	Incorporated herein by reference to Registrant’s Annual Report, filed April 7, 2008 (File No. 811-4175).
(4)	Incorporated herein by reference to the Annual Report of Dreyfus Institutional Prime Money Market Fund, a series of Dreyfus Premier Manager Funds I, filed May 31, 2007 (File No. 811-21386).

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Institutional Prime Money Market Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Cash Management (the “Acquiring Fund”), in exchange for Institutional shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Fund and the Acquiring Fund. The Fund is a series of Dreyfus Premier Manager Funds I (the “Trust”).

Management of Dreyfus has recommended to the Trust’s Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has a substantially similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00. The Acquiring Fund has the same total expense ratio and a comparable performance record as the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

After careful review, the Board of Trustees of the Trust has unanimously approved the proposed reorganization. The Board of Trustees believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with the same total expense ratio and a comparable performance record. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
●	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
●	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
●	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-346-3621.

Sincerely,
J. David Officer President Dreyfus Premier Manager Funds I

June 2, 2008

TRANSFER OF THE ASSETS OF

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS CASH MANAGEMENT

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Cash Management (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about August 6, 2008 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Institutional Prime Money Market Fund (the “Fund”). You will receive Institutional shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Premier Manager Funds I (the “Trust”).

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust’s Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. The Acquiring Fund has the same total expense ratio and a comparable performance record as the Fund. The reorganization also will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Fund and the Acquiring Fund seek current income, safety of principal and liquidity by investing in high quality, short-term securities. As money market funds, the Fund and the Acquiring Fund are each subject to maturity, quality and diversification requirements to help it maintain a $1.00 share price. The investment policies, practices and limitations (and the related risks) of the Fund and the Acquiring Fund are substantially similar. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund’s and the Acquiring Fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund Institutional shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges you currently have as a shareholder of the Fund.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. The Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.20% of the value of the respective fund’s average daily net assets. As of each fund's most recent fiscal year end, the total annual operating expenses of each fund were 0.20% of its average daily net assets. Dreyfus has voluntarily agreed to limit the Fund’s total annual operating expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, at 0.20% of the value of the Fund’s average daily net assets. This expense cap may be terminated at any time. Pursuant to an undertaking by Dreyfus, Dreyfus pays all of the Acquiring Fund’s expenses directly, except for the Acquiring Fund’s management fee, taxes, interest, brokerage commissions and extraordinary expenses. Dreyfus may terminate this expense undertaking upon at least 90 days’ prior notice to Acquiring Fund shareholders, but has committed not to do so at least through May 31, 2009. Since the inception of the Acquiring Fund’s Institutional shares, pursuant to undertakings in effect, the annual fund operating expenses for Institutional shares have not exceeded 0.20%.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE TRUST’S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust’s Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Trust’s Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment policies, the same total expense ratio and a comparable performance record as the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund with the same expense ratio and a comparable performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Trust’s Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

●	By mail, with the enclosed proxy card and postage-paid envelope;
●	By telephone, with a toll-free call to the number listed on your proxy card;
●	Through the Internet, at the website address listed on your proxy card; or
●	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Institutional Prime Money Market Fund (the “Fund”), a series of Dreyfus Premier Manager Funds I (the “Trust”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, July 23, 2008, at 9:30 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Cash Management (the “Acquiring Fund”), in exchange for Institutional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Institutional shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on May 21, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees
Michael A. Rosenberg Secretary

New York, New York

June 2, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND

(A Series of Dreyfus Premier Manager Funds I)

To and in Exchange for Institutional Shares of

DREYFUS CASH MANAGEMENT

PROSPECTUS/PROXY STATEMENT

May __, 2008

_______________________________________

Special Meeting of Shareholders

To Be Held on Wednesday, July 23, 2008

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Premier Manager Funds I (the “Trust”), on behalf of Dreyfus Institutional Prime Money Market Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Wednesday, July 23, 2008, at 9:30 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on May 21, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Cash Management (the “Acquiring Fund”), in exchange for Institutional shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund’s Institutional shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s Institutional shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Institutional shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated May __, 2008, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-346-3621, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies known as money market mutual funds. The Fund and the Acquiring Fund have a substantially similar investment objective and substantially similar investment management policies. Dreyfus is the investment adviser for the Fund and the Acquiring Fund. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated June 1, 2008 and Annual Report for its fiscal year ended January 31, 2008 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2007 or its Semi-Annual Report for the six-month period ended September 30, 2007, please call your financial adviser, call 1-800-346-3621, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of March 31, 2008, there were 674,752,210 Fund shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about June 9, 2008.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Fund’s Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE FUND’S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Trust’s Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Institutional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund Institutional shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund’s Institutional shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Trust’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund are money market funds with substantially similar investment investment objectives, policies and approaches. The Fund seeks current income and liquidity consistent with stability of principal. The Acquiring Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each fund’s investment objective is a fundamental policy which cannot be changed without the approval of a majority of the relevant fund’s outstanding voting shares.

To pursue its goal, the Acquiring Fund, like the Fund, invests in a diversified portfolio of high-quality, short-term U.S. dollar-denominated debt securities, including:

●	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities
●	certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by U.S. banks or foreign banks or their subsidiaries or branches
●	domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest
●	repurchase agreements, including tri-party repurchase agreements
●	asset-backed securities

Normally, the Acquiring Fund, like the Fund, invests at least 25% of its net assets in bank obligations.

As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price of $1.00. Money market funds are subject to strict federal requirements and must:

●	maintain an average dollar-weighted portfolio maturity of 90 days or less
●	buy individual securities that have remaining maturities of 13 months or less
●	invest only in high quality, dollar-denominated obligations

Generally, the Acquiring Fund, like the Fund, is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating, or the unrated equivalent as determined by Dreyfus. Moreover, the Acquiring Fund, like the Fund, will purchase only securities with the highest credit rating or the unrated equivalent as determined by Dreyfus. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all interest and principal payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

See “Goal/Approach” in the relevant fund’s Prospectus and “Description of the Funds” in the Acquiring Fund’s Statement of Additional Information and “Description of the Company and Fund” in the Fund’s Statement of Additional Information for a more complete description of investment policies.

Main Risks. Because each fund is a money market fund with a substantially similar investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar, although they may be described differently in the relevant Prospectus. An investment in the Acquiring Fund, as in the Fund, is not is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in either fund. Additionally, each fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additional risks, as described in the Acquiring Fund’s Prospectus, are discussed below.

The following factors could reduce the Fund’s or Acquiring Fund’s income level and/or share price:

●	interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop
●	interest rates could drop, thereby reducing the fund’s yield
●	any of the fund’s holdings could have its credit rating downgraded or could default
●	the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry
●

the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest

●	the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement

Not all obligations of the U.S. government or its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Student Loan Marketing Association and the Federal Home Loan Banks, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

See “Main Risks” in the relevant fund’s Prospectus and “Description of the Funds” in the Acquiring Fund’s Statement of Additional Information and “Description of the Company and Fund” in the Fund’s Statement of Additional Information for a more complete description of investment risks.

Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund as of its fiscal year ended March 31, 2008, and for the Acquiring Fund as of its fiscal year ended January 31, 2008. The “Pro Forma After Reorganization” operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund, as of January 31, 2008, as adjusted showing the effect of the Reorganization had it occurred on such date. Neither fund charges any sales loads, redemption fees or exchange fees. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

The Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.20% of the value of the respective fund’s average daily net assets. Dreyfus has voluntarily agreed to limit the Fund’s total annual operating expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, at 0.20% of the value of the Fund’s average daily net assets. This expense cap may be terminated at any time. Pursuant to an undertaking by Dreyfus, Dreyfus pays all of the Acquiring Fund’s expenses directly, except for the Acquiring Fund’s management fee, taxes, interest, brokerage commissions and extraordinary expenses. Dreyfus may terminate this expense undertaking upon at least 90 days’ prior notice to Acquiring Fund shareholders, but has committed not to do so at least through May 31, 2009. Since the inception of the Acquiring Fund’s Institutional shares, pursuant to undertakings in effect, the annual fund operating expenses for Institutional shares have not exceeded 0.20%.

Annual Fund Operating Expenses

(expenses paid from fund assets)

(percentage of average daily net assets):

	Fund	Acquiring Fund Institutional Shares	Pro Forma After Reorganization Acquiring Fund Institutional Shares
Management fees	0.20%	0.20%	0.20%
Other expenses	0.03%	none	none
Total	0.23%*	0.20%	0.20%

_______________________

*

Dreyfus has voluntarily agreed to limit the Fund’s total annual operating expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, at 0.20% of the value of the Fund’s average daily net assets. This expense cap may be terminated at any time.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years

Fund shares	$24	$74	$130	$293

Acquiring Fund Institutional shares	$20	$64	$113	$255

Pro Forma-After Reorganization Acquiring Fund Institutional shares	$20	$64	$113	$255

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund’s shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Institutional shares from year to year. The tables show the respective fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

The Fund commenced investment operations after all of the assets of another investment company, Prime Money Market Portfolio (the “predecessor fund”), a series of The Bear Stearns Funds, were transferred to the Fund in a tax-free reorganization on May 1, 2004. The bar chart and table for the Fund includes the performance of the predecessor fund’s Class Y shares for periods prior to May 1, 2004.

Acquiring Fund — Institutional Shares

Year-by-year total returns as of 12/31 each year (%)

+5.51	+5.12	+6.42	+4.14	+1.72	+1.02	+1.21	+3.10	+4.98	+5.24
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q3 ‘00	+1.67%

Worst Quarter:	Q1 ‘04	+0.22%

The year-to-date total return of the Acquiring Fund’s Institutional shares as of 3/31/08 was 0.98%.

Acquiring Fund — Institutional Shares

Average annual total returns as of 12/31/07

1 Year	5 Years	10 Years
5.24%	3.09%	3.83%

The most current seven-day yield for the Acquiring Fund’s Institutional shares is available by calling 1-800-346-3621.

Fund

Year-by-year total returns as of 12/31 each year (%)*

+5.55	+5.14	+6.42	+4.09	+1.76	+1.04	+1.20	+3.10	+4.97	+5.20
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q3 ‘00	+1.64%

Worst Quarter:	Q2 ‘04	+0.23%

The year-to-date total return of the Fund’s shares as of 3/31/08 was 0.98%.

*	Represents the performance of the predecessor fund’s Class Y shares for periods prior to May 1, 2004.

Fund

Average annual total returns as of 12/31/07*

1 Year	5 Years	10 Years
5.20%	3.09%	3.83%

The Fund’s most current seven-day yield is available by calling 1-800-346-3621.

*	Represents the performance of the predecessor fund’s Class Y shares for periods prior to May 1, 2004.

Investment Adviser. The investment adviser for each fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $284 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Acquiring Fund’s Board approving the Acquiring Fund’s management agreement with Dreyfus is available in the Acquiring Fund’s Semi-Annual Report for the six-month period ended July 31, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Acquiring Fund, the Trust and the Acquiring Fund have different Board members. None of the Board members of the Trust or the Acquiring Fund is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”). For a description of the Board members of the Acquiring Fund, see Exhibit B.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into five classes—Administrative shares, Agency shares, Institutional shares, Investor shares and Participant shares. There will be no exchange of Administrative, Agency, Investor or Participant shares of the Acquiring Fund. The following table sets forth as of March 31, 2008 (1) the capitalization of the Fund’s shares, (2) the capitalization of the Acquiring Fund’s Institutional shares and (3) the pro forma capitalization of the Acquiring Fund’s Institutional shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund Institutional Shares	Pro Forma After Reorganization Acquiring Fund Institutional Shares
Total net assets	$676,593,486	$20,977,709,050	$21,654,302,536
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	676,587,818	20,977,810,375	21,654,398,193

The Acquiring Fund’s total net assets (attributable to Administrative shares, Agency shares, Institutional shares, Investor shares and Participant shares) as of March 31, 2008 were approximately $25.5 billion. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund are substantially similar. The funds are designed for institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, and generally are subject to a minimum initial investment amount of $10 million, except that Fund shareholders who acquired their Fund shares as a result of the reorganization of the predecessor fund into the Fund may purchase Fund shares without regard to such eligibility and minimum investment requirements. The eligibility and minimum initial investment requirements of the Acquiring Fund also will be waived for such Fund shareholders who receive Institutional shares of the Acquiring Fund in the Reorganization, but who do not meet such requirements.

Each fund calculates its net asset value per share three times a day—12:00 noon, 5:00 p.m. and 8:00 p.m., on each day the New York Stock Exchange, or the transfer agent (as on Good Friday), is open for regular business. Generally, a purchase order received by 12:00 noon or 5:00 p.m. by the Fund or the Acquiring Fund will be effective at the price determined at 12:00 noon or 5:00 p.m., respectively, and will receive the dividend declared, on that day. Orders for Fund shares and Acquiring Fund Institutional shares effected through compatible computer facilities after 5:00 p.m., but by 8:00 p.m., generally will become effective at the price determined at 8:00 p.m. on that day if federal funds are received by a fund’s custodian by 11:00 a.m. on the following business day. In this case, Fund shares and Acquiring Fund Institutional shares purchased will start earning dividends on the business day following the date the order became effective. For each fund, orders for shares effected between 5:00 p.m. and 8:00 p.m., by a means other than a compatible computer facility, will become effective on the following business day. All times are Eastern time. See “Account Policies – Buying shares” in the relevant Prospectus and “How to Buy Shares” and “Shareholder Services” in the relevant Statement of Additional Information for a discussion of purchase procedures.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. If a redemption request is received by 5:00 p.m. for the Fund or the Acquiring Fund, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in federal funds on the same day, and the shares will not receive the dividend declared on that day. If a redemption request is received after 5:00 p.m., but by 8:00 p.m., for the Fund or the Acquiring Fund, the proceeds of the redemption ordinarily will be transmitted in federal funds on the next business day, and the shares will receive the dividend declared on that day. See “Account Policies—Selling shares” in the relevant Prospectus” and “How to Redeem Shares” and “Shareholder Services” in the relevant Statement of Additional Information for a discussion of redemption procedures.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are the same. Each fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or the transfer agent is open for regular business. The Fund and the Acquiring Fund usually pay dividends on the last calendar day of each month. Distributions from net realized capital gains, if any, generally are declared and paid once a year, but a fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of the funds’ dividend policies.

REASONS FOR THE REORGANIZATION

Management of Dreyfus has recommended to the Trust’s Board that the Fund be consolidated with the Acquiring Fund. The Board members of the Trust and the Acquiring Fund have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Trust’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a comparable performance record and the same total expense ratio, without diluting such shareholders’ interests. As of March 31, 2008, the Fund had net assets of approximately $674.8 million and the Acquiring Fund had net assets of approximately $25.5 billion. By combining the Fund with the Acquiring Fund, which has substantially larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

The Acquiring Fund’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund and the Acquiring Fund.

For the reasons described above, the Boards of the Trust and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Institutional shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities on August 6, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Acquiring Fund Institutional shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Institutional shares of the Acquiring Fund, computed as of 5:00 p.m., Eastern time, on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Account Policies—Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Institutional shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Institutional shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund Institutional shares distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Trust, on behalf of the Fund, and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $___________, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Trust’s Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $_______, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Trust’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Institutional shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Institutional shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Institutional shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Institutional shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Institutional shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Institutional shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Institutional shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of its fiscal year ended March 31, 2008, the Fund had no unused capital loss carryforwards.

Required Vote and Board’s Recommendation

The Trust’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST’S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus, forming a part of the Acquiring Fund’s Registration Statement on Form N-1A (File No. 2-94930). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Trust’s Registration Statement on Form N-1A (File No. 333-106576).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 30% of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of March 31, 2008, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization (Institutional Shares)

Bear Stearns Securities Corporation Attn: Denise DiLorenzo-Siegel One Metrotech Center North Brooklyn, NY 11201	84.3762%	2.6363%

As of March 31, 2008, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the Acquiring Fund’s outstanding Institutional shares:

	Percentage of Outstanding Institutional Shares

Name and Address	Before Reorganization	After Reorganization

Boston & Co. c/o Mellon Trust Attn: John Kacinko 3 Mellon Bank Center Pittsburgh, PA 15259	29.2566%	28.3431%

Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanderscreek Parkway E. Syracuse, NY 13057	23.9512%	23.2033%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of March 31, 2008, Board members and officers of each of the Trust and the Acquiring Fund, as a group, owned less than 1% of the Fund’s or Acquiring Fund’s outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for the fiscal year ended March 31, 2007 and the audited financial statements of the Acquiring Fund for the fiscal year ended January 31, 2008 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of May 20, 2008

(the “Agreement”), between DREYFUS PREMIER MANAGER FUNDS I (the “Trust”), a Massachusetts business trust, on behalf of DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND (the “Fund”), and DREYFUS CASH MANAGEMENT (the “Acquiring Fund”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Institutional shares (“Acquiring Fund Shares”) of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trust’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10     As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund’s Agreement and Declaration of Trust, as amended (the “Acquiring Fund’s Charter”), and the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The value of the Fund’s Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Trust’s Board and the Acquiring Fund’s Board, respectively. Any provision in this Agreement to the contrary notwithstanding, if the difference between the per share net asset values of the Fund’s shares and the Acquiring Fund Shares equals or exceeds $.0025 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Trust’s Board and the Acquiring Fund’s Board), either the Board of the Acquiring Fund or the Board of the Trust shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be August 6, 2008, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Trust’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Fund is a duly established and designated series of the Trust, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust’s Agreement and Declaration of Trust, as amended (the “Trust’s Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund’s three fiscal years ended March 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since March 31, 2007, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Acquiring Fund represents and warrants to the Trust, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

(b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended January 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since January 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE TRUST, ON BEHALF OF THE FUND, AND THE ACQUIRING FUND.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Trust will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust’s President or its Vice President and Treasurer.

5.5       The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Trust shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust’s Treasurer.

6.3       The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust’s name by the Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust’s Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Fund or the Trust, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4	This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust’s Charter or the Acquiring Fund’s Charter; copies of the Trust’s Charter and the Acquiring Fund’s Charter are on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust’s and the Acquiring Fund’s principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER MANAGER FUNDS I, on behalf of Dreyfus Institutional Prime Money Market Fund

By:
J. David Officer,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS CASH MANAGEMENT

By:
J. David Officer,
President
ATTEST:
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING FUND’S BOARD MEMBERS

Board Members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations are shown below.1

Name (Age) Position with Acquiring Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (64) Chairman of the Board (1995)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

David W. Burke (71) Board Member (1994)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director

Isabel Dunst (61) Board Member (1991)	Partner, Hogan & Hartson	Union of Reform Judaism, a religious organization, Trustee

Warren B. Rudman (77) Board Member (1993)	Stonebridge International LLC, Co-Chairman Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison, LLP	Boston Scientific, Director D.B. Zwirn & Co., Vice Chairman of the International Advisory Board

Philip L. Toia (74) Board Member (2007)	Private Investor	None

Benaree Pratt Wiley (61) Board Member (2007)

Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Boston College, Trustee

Blue Cross Blue Shield of Massachusetts, Director

Commonwealth Institute, Director

Efficacy Institute, Director

PepsiCo African-American, Advisory Board

The Boston Foundation, Director

Harvard Business School Alumni Board, Director

_______________________

[1]	None of the Board members are “interested persons” of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND

The undersigned shareholder of Dreyfus Institutional Prime Money Market Fund (the “Fund”), a series of Dreyfus Premier Manager Funds I (the “Trust”), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on May 21, 2008 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, July 23, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-[221-0697] and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope ______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil.

Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Cash Management (the “Acquiring Fund”), in exchange for Institutional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Institutional shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

May __, 2008

Acquisition of the Assets of

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND

(A Series of Dreyfus Premier Manager Funds I)

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-346-3621

By and in Exchange for Institutional Shares of

DREYFUS CASH MANAGEMENT

144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-346-36211

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May __, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Institutional Prime Money Market Fund (the “Fund”), a series of Dreyfus Premier Manager Funds I (the “Trust”), in exchange for Institutional shares of Dreyfus Cash Management (the “Acquiring Fund”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated June 1, 2008.
2.	The Acquiring Fund’s Annual Report for the fiscal year ended January 31, 2008.
3.	The Fund’s Statement of Additional Information dated August 1, 2007, as revised April 1, 2008.
4.	The Fund’s Annual Report for the fiscal year ended March 31, 2007.
5.	The Fund’s Semi-Annual Report for the six-month period ended September 30, 2007.

The Acquiring Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report, and the Fund’s Statement of Additional Information, and the financial statements included in the Fund’s Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated May __, 2008 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated June 1, 2008 is incorporated herein by reference to the Acquiring Fund’s Post-Effective Amendment No. [__] to its Registration Statement on Form N-1A, to be filed on or about May __, 2008 (File No. 2-94930). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated January 31, 2008, filed April 7, 2008.

The Fund’s Statement of Additional Information dated August 1, 2007 is incorporated herein by reference to the Trust’s Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A, filed July 27, 2007 (File No. 333-106576), as revised April 1, 2008 pursuant to a supplement filed on March 27, 2008 pursuant to Rule 497 under the Securities Act of 1933, as amended. The financial statements of the Fund are incorporated herein by reference to its Annual Report dated March 31, 2007, filed on May 31, 2007.

DREYFUS CASH MANAGEMENT

PART C

OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”), filed May 29, 2007 (File No. 2-94930).

Item 16	Exhibits.

(1)

Registrant’s Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 12 to the Registration Statement, filed on September 30, 1993.

(2)	Registrant’s Amended and Restated By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement, filed on May 30, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No 15 to the Registration Statement, filed on March 24, 1995.

(7)(a)	Distribution Agreement is incorporated by reference to Exhibit (p) of Post-Effective Amendment No 28 to the Registration Statement, filed on May 30, 2001.

(7)(b)	Forms of Service Agreement are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 27 to the Registration Statement, filed on May 25, 2000.

(7)(c)	Form of Supplement to Service Agreements is incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 34 to the Registration Statement, filed on May 29, 2007.

(8)	Not Applicable.

(9)(a)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 17 to the Registration Statement, filed on October 25, 1995.

(9)(b)	Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 17 to the Registration Statement, filed on October 25, 1995.

(10)(a)	Rule 12b-1 Service Plan, as revised, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 36 to the Registration Statement, filed on September 27, 2007.

(10)(b)	Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 20 to the Registration Statement, filed on September 20, 1996.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 36 to the Registration Statement, filed on September 27, 2007.

(11)	Opinion and Consent of Registrant’s counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)

The Prospectus and Statement of Additional Information of Dreyfus Cash Management dated June 1, 2007 are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on May 29, 2007 (File No. 2-94930).

________________________

*	Filed herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 30th day of April, 2008.

DREYFUS CASH MANAGEMENT

By:	/s/ J. David Officer
J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	April 30, 2008

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	April 30, 2008

/s/ Joseph S. DiMartino Joseph S. DiMartino	Trustee, Chairman of the Board	April 30, 2008

/s/ David W. Burke David W. Burke	Board Member	April 30, 2008

/s/ Isabel P. Dunst Isabel P. Dunst	Board Member	April 30, 2008

/s/ Benaree Pratt Wiley Benaree Pratt Wiley	Board Member	April 30, 2008

/s/ Warren B. Rudman Warren B. Rudman	Board Member	April 30, 2008

/s/ Philip L. Toia Philip L. Toia	Board Member	April 30, 2008

Exhibit Index
(11)	Opinion and Consent of Registrant’s counsel
(14)	Consent of Independent Registered Public Accounting Firm